Rockefeller Intermediate Tax Exempt New York Bond Fund
Schedule of Investments
February 28, 2021 (Unaudited)
	Principal
	Amount	Value
Municipal Bonds - 97.08%
Georgia - 2.89%
City of Atlanta GA Airport Passenger Facility Charge
5.000%, 07/01/2035	$1,130,000	$1,427,597
New York - 87.07%
City of New York, NY
4.000%, 08/01/2034	740,000	834,542
5.000%, 12/01/2035	1,230,000	1,513,429
City of Yonkers, NY
4.000%, 05/01/2035	750,000	877,163
County of Dutchess, NY
4.000%, 03/01/2032	500,000	581,105
County of Westchester, NY
4.000%, 07/01/2022	5,000	5,063
4.000%, 12/01/2029	650,000	761,416
Housing Development Corp. of New York City
1.900%, 05/01/2021	65,000	65,035
Metropolitan Transportation Authority
5.000%, 11/15/2026	1,190,000	1,280,964
5.000%, 11/15/2028	355,000	434,328
5.000%, 11/15/2029	1,000,000	1,076,020
4.000%, 11/15/2032	1,000,000	1,115,030
4.000%, 11/15/2035	750,000	828,397
New York City Housing Development Corp.
1.850%, 05/01/2026	250,000	260,083
2.850%, 11/01/2031	1,130,000	1,184,206
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2030	1,465,000	1,720,247
New York City Transitional Finance Authority Future Tax Secured Revenue
5.000%, 02/01/2034	1,000,000	1,213,590
5.000%, 02/01/2036	1,000,000	1,297,980
New York City Water & Sewer System
5.000%, 06/15/2031	500,000	614,040
4.000%, 06/15/2036	1,190,000	1,391,967
New York State Dormitory Authority
5.000%, 10/01/2032	1,000,000	1,181,630
4.000%, 03/15/2034	2,000,000	2,366,940
5.000%, 07/01/2034	1,000,000	1,181,770
5.000%, 03/15/2035	2,000,000	2,364,720
New York State Dormitory Authority - New York University
5.000%, 07/01/2033	1,090,000	1,290,178
New York State Dormitory Authority - State University of New York
5.000%, 07/01/2031	1,105,000	1,344,244
New York State Housing Finance Agency
2.125%, 11/01/2023	400,000	404,920
2.900%, 11/01/2025	190,000	201,143
3.050%, 11/01/2027	1,000,000	1,020,270
New York State Thruway Authority
5.000%, 01/01/2032	1,020,000	1,179,049
5.000%, 01/01/2035	1,000,000	1,183,670
New York State Thruway Authority Highway & Bridge Trust Fund
5.000%, 04/01/2032	1,250,000	1,310,862
Port Authority of New York & New Jersey
5.000%, 10/15/2033	1,250,000	1,482,787

5.000%, 11/15/2033	700,000	862,148
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2028	1,490,000	1,723,438
5.000%, 10/15/2029	695,000	802,802
State of New York Mortgage Agency
2.300%, 10/01/2027	700,000	730,926
2.650%, 04/01/2029	500,000	529,685
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2029	425,000	523,693
2.795%, 11/15/2032 (a)	865,000	669,398
5.000%, 11/15/2034	1,000,000	1,254,350
Utility Debt Securitization Authority
5.000%, 12/15/2028	835,000	1,006,584
5.000%, 12/15/2034	1,125,000	1,353,499
		43,023,311
Texas - 7.12%
City of Houston, TX Combined Utility System Revenue
5.000%, 11/15/2033	1,305,000	1,731,109
Texas Municipal Gas Acquisition and Supply Corp I
6.250%, 12/15/2026	1,520,000	1,784,936
		3,516,045
TOTAL MUNICIPAL BONDS (Cost $46,486,503)		47,966,953

	Shares
Money Market Funds - 2.93%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class, 0.010% (b)	1,448,778	1,448,778
Total Money Market Funds (Cost $1,448,778)		1,448,778

Total Investments (Cost $47,935,281) - 100.01%		49,415,731
Liabilities in Excess of Other Assets - (0.01)%		(5,782)
Total Net Assets - 100.00%		$49,409,949

Percentages are stated as a percent of net assets.
(a)	Zero coupon bond; effective yield is shown.
(b)	The rate shown represents the seven day yield as of February 28, 2021.

Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital. The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital. The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.
The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day; or the latest sales price on the Composite Market. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by a pricing service (“Pricing Service”).

Debt securities including short-term debt instruments having a maturity of 60 days or less are valued at the mean provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity. Constant Yield Amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. To the extent the inputs are based on observable inputs, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2021.

Equity Allocation Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$44,581,941	$32,958,562	$-	$77,540,503
Preferred Stock	-	317,490	-	317,490
Real Estate Investment Trusts	2,022,835	-	-	2,022,835
Total Equity Securities	46,604,776	33,276,052	-	79,880,828
Money Market Funds	1,118,889	-	-	1,118,889
Total Investments in Securities	$47,723,665	$33,276,052	$-	$80,999,717

Core Taxable Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Asset Backed Securities	$-	$3,778,895	$-	$3,778,895
Corporate Bonds	-	15,632,441	-	15,632,441
Exchange-Traded Funds	2,530,092	-	-	2,530,092
Mortgage Backed Securities	-	13,472,572	-	13,472,572
Municipal Bonds	-	16,670,244	-	16,670,244
U.S. Government Notes/Bonds	-	16,606,501	-	16,606,501
U.S. Government Agency Issues	-	2,445,078	-	2,445,078
Total Fixed Income Securities	2,530,092	68,605,731	-	71,135,823
Money Market Funds	1,568,247	-	-	1,568,247
Total Investments in Securities	$4,098,339	$68,605,731	$-	$72,704,070

Intermediate Tax Exempt National Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$-	$93,436,063	$-	$93,436,063
Total Fixed Income Securities	-	93,436,063	-	93,436,063
Money Market Funds	1,443,685	-	-	1,443,685
Total Investments in Securities	$1,443,685	$93,436,063	$-	$94,879,748

Intermediate Tax Exempt New York Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$-	$47,966,953	$-	$47,966,953
Total Fixed Income Securities	-	47,966,953	-	47,966,953
Money Market Funds	1,448,778	-	-	1,448,778
Total Investments in Securities	$1,448,778	$47,966,953	$-	$49,415,731

The Funds held no Level 3 securities during the period ended February 28, 2021.

The Funds did not invest in derivative securities or engage in hedging activities during the period ended February 28, 2021.